Listing Report:Supplement No. 104 dated Nov 19, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 345729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$329.83

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1985	Debt/Income ratio:	53%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,300	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Brucci1970	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to consolidate my debt?

My financial situation:
I am a good candidate for this loan because i have solid employment for 19 yrs.? up until my divorice i have had a solid credit history, and currently have never been late?

Monthly net income: $ 38,384.71? plus 765.00 child support?

Monthly expenses: $? i pay 1/2 monthly expenses listed below, they are shared with boyfriend/roommate
??Housing: $ 1200
??Insurance: $ 195
??Car expenses: $ 263
??Utilities: $ 200
??Phone, cable, internet: $ 140???????????????????????????????????
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900-100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 346857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1996	Debt/Income ratio:	7%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	figgy29	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student
Purpose of loan:

I need this loan to finish my Masters Degree. My class tuition is 795 per class and I need nine more classes.

Monthly net income: $ 5,166.00 (Full Time)
????????????????????????????????? $ 32.00 Hr (hour)
Monthly expenses: $
??Housing: $965.00
??Insurance: $ 100.00
??Car expenses: $ (no car payment)
??Utilities: $ 30.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: 0
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,172	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	chillware	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,101.00	< mo. late:	0 ( 0% )	720-739 (May-2009) 580-599 (Jan-2008) 600-619 (Jun-2007) 580-599 (Apr-2006)
Principal balance:	$663.55	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Payoff unexpected bills and 1 card
Purpose of loan:
Hello, thanks for taking the time to check out my loan request. The purpose of this loan is to payoff the following debts and combine them in to one payment.

a) an unexpected tax bill of $720
b) a dentist bill for $450
c) a credit card balance of $300

My financial situation:
I am Prosper veteran, I've been here since near the very beginning and I am also a lender here, I am lending on more than 20 loans currently. This will be my 3rd Prosper loan. The first loan was completely paid off, the second loan is very close to being paid off.

I do have a bankruptcy that was discharged in 2005. Since then I've never missed a payment and am working very hard to rebuild my credit and I do not ever plan to allow my credit score to drop, life really is a lot harder when you have a poor credit score.

Monthly net income: $ 4000 after taxes

Monthly expenses: $
??Housing: $ 1300 (Split 2 ways, this is my portion)
??Insurance: $ 110
??Car expenses: $?260
??Utilities: $ 145
??Phone, cable, internet: $ 60?
??Food, entertainment: $ 250
??Clothing, household expenses $ 200?
??Credit cards and other loans: $? 350
??Other expenses: $ 250

Thank you again for your time! I really appreciate your bid!

David-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1977	Debt/Income ratio:	101%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	84	Length of status:	19y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,547	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MTteacher	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Aug-2008)
Principal balance:	$1,802.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my bills
Purpose of loan:
This loan will be used to pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because I have a secure job and work a second job. I have lived in the same place for 30 years, so I am not going anywhere.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 124
??Car expenses: $ 50
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 70
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$82.73

Auction yield range:	11.29% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1999	Debt/Income ratio:	18%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	11 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,485	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Jimmy80	Borrower's state:	Colorado	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-599 (May-2008)
Principal balance:	$880.38	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off loans
Purpose of loan:
I am a hard working person who has been working since I was 13. I am a good candidate for this loan because. As you can see my financial situation is good, my wife and I make more than half of what I am requesting.The purpose of this loan will be to pay off my debt. Which will be my wife?s student loan ($1000.00), and pay off my existing prosper loan ($881.16). The rest I will pay off a?credit card with a high interst rate (23.15%). My Wife runs a daycare and she has 8 kids including our daughter. She also has been going to college for medical transcription. She graduates next year. This will be my second loan thru prosper and as you can see I have paid on time every monthly. I pay my bills on time and usually pay more than the min. amount due. The problem my wife and I have had is that we have paid off loans in 6 months or less. Come to find out it doesn't report on your credit if its paid off 6 months or less. Also my credit dropped a little due to fraud. It was higher earlier this year. I have put a fraud alert on my credit and I am taking care of getting the things off my credit, but its a process. So if anyone can help thanks.

Monthly net income: $ 3800 (Does not include husband $2800)

Monthly expenses:?
Housing: $ 1,051.96
Insurance: $ 104
Car expenses: $ 180 (fuel but is reimburse $100 thru state day care)
Utilities: $ 178
Phone, cable, internet: $ 75
Food, entertainment: $ 100 (since my wife is a licensed daycare?we get a food allowance of $300 thru the state)
Clothing, household expenses: $ 100 (household items)
Credit cards and other loans: $ 75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,198	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	return-elvis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Enhance My Business Credit Standing
Purpose of loan:
This loan will be used to consolidate existing debt to increase my credit rating so that I can obtain a higher business line of credit for my business, as well as to reduce the number of debtors I owe down to one, if possible.

My financial situation: I own and have operated a sunglasses and accessories company called Shutter Shades, Inc (www.shuttershadesonline.com) since September of 2007. I have one business credit card ($5,000) and two personal credit cards ($7,500 and $3,400) that are maxed out. I have a business checking account that I use to pay all business expenses from sales revenue. I also currently owe state and federal business taxes for 2008 totaling approximately $6,000 and product manufacturing costs ($11,500) to pay as soon as possible as well. I am looking for funding that will consolidate all of this debt so that I can: 1) pay my business taxes for 2008; 2) pay off as much of my personal and business credit card debt as possible so that my credit score increases, which will give me a higher credit score and give me a better chance to secure future business funding such as SBA and other loans, which I will use to pay off this loan completely; pay my product manufacturing costs in full so that I can move on to a new, lower cost manufacturer which I have already found; and eventually invest in new product manufacturing and online advertising for the business.

I am a good candidate for this loan because my current monthly overhead business expenses total approximately $1,500 (which include payments to the outstanding manufacturing costs balance) and my current monthly business revenues total approximately $3,000-$5,000 from individual online sales and retail wholesale sales. At this time I am trying to secure licensing deals for my sunglasses and apparel as a way to increase monthly and yearly revenues for 2010 and beyond.

Thank you for your time and consideration.

Monthly net income: $3,000-$5,000
Monthly expenses: $1500
Housing: $900/month
Insurance: $100/month
Car expenses: $400/month
Utilities: $100
Phone, cable, internet: $150/month
Food, entertainment: $150/month
Clothing, household expenses $100/month
Credit cards and other loans: $300/month
Other expenses: $200 monthly product warehouse fee
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$259.13

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	27%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,237	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	WoWPets	Borrower's state:	Oregon	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	31 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008) 660-679 (Dec-2007) 660-679 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Business Auto
Hello,

The growth of my mobile aquatics maintenance company, Go Fish, has made it in my best interest to have a designated company vehicle. Perhaps this will be the first of several!

I have obtained 2 Prosper loans and I have paid off both early.

Thank you for your time and interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$670.70

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,402	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-organized-gain	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Truck and Trailer
Purpose of loan:
This loan will be used to purchase a used 1 ton diesel truck and a one place enclosed car trailer to do local transport for my cliental and race track support for them as well.

My financial situation:
My financial situation is incredibly strong. My wife of over ten years is a professor at Western Michigan University. We live in a modest home with currently two car loans with one that has less than $2,000 owed. Currently my income is not needed to support my family which has helped me grow my company with great success.
I have been in the collector car management business for the past 12 years and with the same company for over 10 years prior to starting my own company. Since I have created my own company over 60% of my previous clientele has come along.
I am a great candidate for prosper investors because of my great credit, never been over extended and my vast knowledge and proven track record in my industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$769.01

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2006	Debt/Income ratio:	58%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,800	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedicated-kindness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Money
Purpose of loan:
This loan will be used to? pay for college tuition and other college expenses. Because i work full time im not eligile to recieve Financial Aid for School. All other student loans require a co-signer and my parents have already co-signed on student loans for my other brother and sister.
My financial situation:
I am a good candidate for this loan because? I have very good credit and low debt. I always pay extra on any credit balances.
Monthly net income: $?1500

Monthly expenses: $?
??Housing: $ 150.00
??Insurance: $?45
??Car expenses: $ 300.00
??Utilities: $?
??Phone, cable, internet: $?
??Food, entertainment: $?75
??Clothing, household expenses $?
??Credit cards and other loans: $?30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$73.31

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	6%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,941	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	focused-compassion	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taiwan wedding
my boyfriend is an idiot and needs cash to see a wedding in asia
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$112.50

Auction yield range:	14.29% - 15.00%	Estimated loss impact:	15.35%
Lender servicing fee:	1.00%	Estimated return:	-0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,197	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jbblacker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008) 600-619 (Nov-2007) 560-579 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
High Interest Prosper Loan Payoff
About Me:

I'm a 30 yr old contract employee, looking to restore the health of my credit after being out of work and getting behind on my debt obligations.

I'm now?have stable work with a good hourly wage and contract bonuses.? Furthermore, I work a part-time job on the weekends at a local golf course in which I earn $120/weekend in cash.

Getting rid of my high interest debt is the most important issue in my financial life right now!? I've done well at paying down my high interest debt over the past 2 years, and would now like to close it out for good.

What the loan is for:

Paying down remaining high interest (above 21%) credit card debt.? I recently payed off a high interest Prosper loan and now need to focus on a bit more credit card debt.? I've had a great history at paying on time with my past loan here at Prosper, as I was never late with a payment.?

How I will repay the loan:

Payments for this loan are well within my budget especially with the?income of my part-time job.? The payments for this loan will be $112.00/month and my part-time income will avg $480/month.

In
??? Contract work:? $24000.00 (after Taxes)?
????Part-time Job:? $480.00 (after Taxes)?
????Monthly Total:? $2880.00

Out
????Rent- $900.00?????????????????
????Car- $351.57?????????????????
????Insurance- $165.50?????????????????
????Utilities- $170.00 (electric, phones, cable, internet, etc.)?????????????????
????Groceries- $120.00
????Savings- $300.00 (includes money for daily living, gas for cars, etc.)?
????Student Loans: $480.00?
????Monthly Total: ?$2487.07

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 20.72%	Starting monthly payment:	$35.65

Auction yield range:	4.29% - 16.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,498	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-bonaza	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Investing into Prosper
Purpose of loan:
This loan will be used to?? This loan will be Re-Invested back into Prosper

My financial situation:
I am a good candidate for this loan because?This is a very low risk loan for you, I never miss a payment on anything, have a great secure job and I am going to Re-Invest the funds back into prosper. If all goes well this loan should pay for itself, I am already a lender on prosper and this is sort of a test loan so I can see things from the other side. Thank you for looking, feel free to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1991	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	16	Total credit lines:	53	Length of status:	3y 10m
Amount delinquent:	$2,456	Revolving credit balance:	$1,066	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	green-p2p-broadcaster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?
pay for the remainder owed for my daughters college for?spring quarter.? She is in her sophmore year and is currently on the deans list as she was her entire?freshman year.? She is a very bright girl with a promising future ahead of her.? My wife and I make too much money for her to qualify for any type of financial aid.?We have used almost all of are savings to fund her education.??I don't want to deny her the quality education she deserves because our incomes are above the minimum and our credit scores are not?perfect.
My financial situation:
I am a good candidate for this loan because? I make a good salary,?my job is secure?and I want this for her more than anything.?

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $?1647.00 currently being refinanced - will be lowered to apprx. $860.00
??Insurance: $ 200.00
??Car expenses: $?50.00
??Utilities: $?300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,836	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparent-power	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development and Growth
Purpose of loan:
This loan will be used to hire a professional business advisor to help with developing a business and marketing plan?for adding?an additional product to my route. This product is new to the area with no other product of its kind and this product is also doing very well in all areas that it has been introduced. The professional business advisor will also help produce a business plan, financial plan and marketing plan to help with my business growth.

My financial situation:
I am dedicated to my business in seeing that it does well and I am supported by a nationwide corporation. My business is an S Corporation that has been in service for 2 years. It is a delivery route that delivers to major food chains and other grocery outlets.

I do have a bankruptcy in my credit report from 2003. I had taken this course of action after spending 5 years trying to find another way out but was informed that there was no other. The dealer that put us and 50 other home owners in the same predicament was charged and sent to prison.??

I have always paid back my financial responsibilities and will always do so in the future. This professional business advisor will help me grow and organize my business for a better financial outcome.

Monthly net income: $ 5461.00

Monthly expenses: $
??Housing: $ 1419.00
??Insurance: $ 80.00
??Car expenses: $ 480.00
??Utilities: $ 184.00
??Phone, cable, internet: $ 248.00
??Food, entertainment: $ 417.00
??Clothing, household expenses $ 107.00
??Credit cards and other loans: $ 469.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,727	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	balance-point0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building History
Purpose of loan:
This loan will be used to build a credit history on this site, and upgrade a few tools in the process to further my property managment business. I have reached a point where my current tools, while still good, just arn't powerfull enough for the jobs they are being asked to perform.

My financial situation:
I am a good candidate for this loan because I am financially stables with several years of experience in both the property managment business and my current occupation of technical project managment which I have been at for more then 15 years.

Monthly net income: $ 9,000
? $6,500 from my full time job
??$2,500 from my part time property managment job

Monthly expenses: $ 5,100
??Housing: $1,400 (Primary home, mortgage, insurance, taxes)
??Insurance: $250 (health and life)
??Car expenses: $150 (insurance)
??Utilities: $350 (electric and water)
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $600
??Credit cards and other loans: $500
??Other expenses: $1,200 (business expences including mortgages, property tax, insurance and maintanance escrow)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$271.25

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2006	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,926	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	determined-payout3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have making my payments on time.

Monthly net income: $ Approximately 2800

Monthly expenses: $
??Housing: $?1500, spouse pays the difference
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?700 approximately
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$115.30

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1999	Debt/Income ratio:	17%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$487	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	5
Screen name:	Focused	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	520-539 (Sep-2008)
Principal balance:	$900.95	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Dental work/consolidation
Loan Purpose:??1 root cana($433)(already payed for one $344), 2 crowns($802 each)=$2000. Payoff current prosper loan $900@35%
My financial situation:
My TOTAL bills are $1200 per month.I am a good candidate for this loan because?I filed bankrupcy?an was discharged in June 2007.I can assure?I will pay the loan. My car is paid off, and only credit is capital one card w/ balance of $300 limit $750.Have payed on current loan over a year never late.Believe in me I will pay it back.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $?500
??Insurance: $ 87
??Car expenses: $ 0
??Utilities: $ 130
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	76%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	23y 2m
Amount delinquent:	$2,700	Revolving credit balance:	$75,624	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dedication-pursuit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAR REPAIRS AND SOME BILLS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,625	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worth-laser7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
winter remodel of pizza restaurant
Purpose of loan:
This loan will be used to fund a winter remodel project of the established pizza restaurant that we took over in August 2009. The store has 8 years of established business but just needs a refreshening, mainly of the exterior facade including a large awning that is deteriorating due to weather. Some interior painting and touch-up will also occur. Most of our cash was and is tied up in the acquisition and the operations of the business, which sees most of its business in the spring and summer. The winter months are historically slightly above break-even profitability, and this is the best time to address a remodel to prepare for the busy season.

My financial situation:
I am a good candidate for this loan because I have a high credit score with solid income history not tied to this business. I have always paid off my debts and never missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$327.58

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,892	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	OMallen	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down some higher interest debt.

My financial situation:
I am a good candidate for this loan because I am employed and have a small amount of unsecured debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 27.66%	Starting monthly payment:	$39.12

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,274	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	return-onator2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase my Prosper Score
Purpose of loan:
This loan will be used to? increase my Prosper credit score.? I'm new to Prosper.? I'm self-employed and my home does not have a loan so Prosper shows me as not owning a home.? I want to be in a position to borrow money on Prosper in the future so I need to increase my score in order to decrease your risk on any future loans you make to me.

My financial situation:
I am a good candidate for this loan because? I swear I'll pay it back (funny?).? I've never defaulted on a loan.? This loan is not a lot of money.? I'm not going to spend the proceeds but rather I am going to put it into savings and use it plus cash to pay back the loan.? It's a good deal for you.

Monthly net income: $ 9,500????????????

Monthly expenses: $ 4,000 approximately
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,032	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	exciting-power8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off hi interest debt
Purpose of loan:
This loan will be used to pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, and have never defaulted. My roommate was sick recently, and just restarted work. The money will be used to payoff my credit card debt and bridge my finances while she pays me back for taking care of her finances.

Monthly net income: $ 3100

Monthly expenses: $ 2162
??Housing: $ 550
??Insurance: $ 120
??Car expenses: $ 257
??Utilities: $ 220
??Phone, cable, internet: $ 140
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1998	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,179	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credit-leader0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for the holidays
Purpose of loan:
This loan will be used to - I am requesting this loan for $5,000.00 primarily for the upcoming holidays.? My husband lost his job approximately one year ago and then started going to college to learn a new trade.? During this time, the bulk of all household financial responsibilities were paid my myself.? I have never complained about my income as I feel it is a decent one.? Later, my husband decided to opt out of college and take a chance in applying as a temporary position at MillerCoors.? Subsequently, his chance paid off and they have now offerred him a permanent full time position. With this being said, his pay is almost equal to mine and probably will far exceed my income in a few years.? Now we are able to pay equal responsibility 50/50 for household debts rather than the burden being solely on me.? Also, I have two young nephews that are being raised by my mother who is on a fixed income.? She does what she can for my two nephews.? I have always tried to make certain the two boys are not left out and receive 'santa" every year.? ?

My financial situation:
I am a good candidate for this loan because I do not have issues with paying my debts as I do have a good income.? If my loan is approved hopefully for the $5,000.00, I would like it to be financed for at least a minimum of 4 years. Thanks for the consideration of my application?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$333.53

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	48	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,042	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-speaker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase an investment property
Purpose of loan:
This loan will be used to fund some of the down payment.
My financial situation:
I have other investment properties and I'm looking to purchase another one.? The mortgage rates are great right now and I'd like to take advantage of these rates.? I've locked a rate of 5.875% for a 30 year fixed mortgage but they require 25% down.? The purchase price is $224,175.? I'm pulling $50,000 of the $60,000 out of my retirement account.?Here is a breakdown of the forecasted income and expenses:Rent is $2,500/month.? I have other university rentals in this area and in the 5 years i've had properties, i have always been 100% occupied.? These rentals rent in October for the following school year that starts in June.? Very low supply and high demand.? Projected cash flow comes to $1,086.77/month after mortgage, property taxes, and insurance.? Also includes $77/month for repairs.? I used my running average for my other properties.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	10%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$49	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bill-genius1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Juan Improvement Project
Purpose of loan:
This loan will be used to do upgrades on the house. I?need to remodel kitchen and bathrooms in order to maintain the property, keeping it up with the styles as well as the real state market. It is an investment to my property at the same time that I know, that?I am a responsible person to accomplish my goals and pay all my financial transactions.?
Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$16	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-encore	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of the car with high %
This loan will be used to pay off the car I bought a year ago. The condition of the loan I have now is "No iterest if the car is paid during the first year", so I would like to avoid paying a high interest rate on this vehicle and looking for a loan to help me with it.
I am a good candidate for this loan because I work as a Manager of Operations (1099 form) in a call center already for 2 years and have a stable job with a great prospectives. I also have a great payment history on my credit cards and previous loans.?I am a responsible and organized person and I am working hard on establishing a?great credit history.

Monthly net income: $ 2800 (after taxes)

Monthly expenses: $ 2000
??Housing: $ 0 (Live with my fionce in his house)
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $?150
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 50
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$271.48

Auction yield range:	11.29% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2004	Debt/Income ratio:	14%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,159	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intelligent-basis4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My credit cards and loan
Purpose of loan:
This loan will be used to?

To pay off my high interest credit cards and to consolidate a high interest loan.

My financial situation:
I am a good candidate for this loan because? I am a rresponsible borrower, I always pay my bills on time. I have an engineering degree from?University of Michigan ?and I understand how to handle my finances.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$272.24

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1985	Debt/Income ratio:	55%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	23y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,748	Occupation:	Chemist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-prometheus	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency funds
Purpose of loan:
This loan will be used to?as for emergency? funds?

My financial situation:
I am a good candidate for this loan because? my secure? lenght employment

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1987	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	24y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,312	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	baby029	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business needs
Purpose of loan:
This loan will be used to?
cover my new business expenses
My financial situation:
I am a good candidate for this loan because?
i stay on time with my payments and have worked my current job for 24 years and will continue to work until i just can't anymore
Monthly net income: $
5550
Monthly expenses: $
??Housing: $1450
??Insurance: $120
??Car expenses: $0
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $0
??Credit cards and other loans: $100
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$393.09

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1992	Debt/Income ratio:	18%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,186	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-hope2	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting house on rental market
Purpose of loan:
I?plan to use part of the loan to?pay off my car note (about $5,000)?and the rest to make?improvements to my home.? I am currently commuting 4 hours each day to work and want to rent out my house to move (along with my kitty) closer to my job.? ?There are alot of minor repairs and some cosmetic work that needs to be done in order for my home to be ready to rent.

My financial situation:
I am a great candidate for this loan because I have an excellent track record of paying back loans - no defaults, no writeoffs, and no recent late payments.? In addition, the monthly payback amount will not stretch my budget.? The dollars I was paying for my car loan will be used to pay back this loan.

I sincerely appreciate that you are considering my loan request. Many, many thanks!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,417	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-739 (Sep-2009) 700-719 (Aug-2009) 640-659 (Nov-2007)
Principal balance:	$2,209.62	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
DENTAL WORK
Purpose of loan:
This loan will be used to? GET DENTAL WORK DONE, THAT I HAVE PUT OFF FOR YEARS, I HAVE 3 DAUGHTERS AND HAVE SPENT OVER 20,000 OVER THE YEARS GETTING BRACES AND SO FORTH, FOR THEM.? THATS WHY I NEED SO MUCH WORK DONE, ALWAYS PUTTING MINE OFF SO THE KIDS COULD HAVE NICE TEETH,? IF YOU HAVE KIDS IM SURE YOU UNDERSTAND WHAT IM SAYING. IM AT THE POINT NOW TO WHERE THERES NO PUTTING IT OFF, IF YOU COULD HELP I WILL ASSURE YOU YOUR LOAN IS SAFE.? THE REST IS UP TO YOU!???????????????THANK YOU FOR? YOUR HELP.

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB , I PAY MY BILLS ON TIME ALL THE TIME. I AM A CREDIT NUT, I MONITOR MY CREDIT 3 TIMES A WEEK . MY CREDIT SCORE IS NOW A 740.? I HATE GOING TO BANKS , I LOVE THE CONVIENCE OF THIS SERVICE. THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$300.18

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	30%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,669	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	new-balanced-gold	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Master Bathroom installation
Purpose of loan:
This loan will be used to install a new bathroom on the upper floor of my new home. It's a 1.5 story all brick home in a great neighborhood with a lot of potential.

My financial situation:
I am a good candidate for this loan because I have a stable job, a good income and my husband and I are fiscally responsible. He is a law student and we are currently a one income household. This loan would enable us to make this improvement and increase the value of our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$240,291	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jubilant-revenue0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CASH FLOW
Purpose of loan:
This loan will be used to?
Cash flow, and loan to be repayed from commissions starting to come in from business from our website, that we establisted about a month ago.? The website is: myinsurequest.com? We currently have about 530 hits, and I figure a 2%
response, and if we write half the resonse, we wii have plenty for repayment, and acout $3,000. amonth left over. Inaddition to the agency, I HAVE 50,000. annual income myself, and $120,000 for myslf, and wife together..
My financial situation:
I am a good candidate for this loan because? my personal credit score is 721, have 35years experience as a previouse agent owner, and prior to that was a underwriter in the home office of American & Fire & Causalty Insurance Company, liste in the A-best guide, and currently owned by Ohio Casualty in Hamilton, Ohio.? So we have the expeirnce, and know how. As request come in accross the USA, we obtain a liciense for that state.? We just had a cll from a large account in Irvine Cal., and we have a 17 dump truck account in Florida coming up\in Florida in Jan.2010, we are off, and running.? Bill Evans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1998	Debt/Income ratio:	3%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-favorite-dime	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card and personal
Purpose of loan:
This loan will be used to??Consolidate some smaller?balance credit cards that?I have and make some small home improvements. also to contribute some money towards a family member's funeral.
My financial situation:
I am a good candidate for this loan because? Because I have learned to pay my bills ontime and take this seriously. I will also set up a allotment if neccesary to pay the monthly payment.? I have worked very hard to get to this status of getting approved for things that I want with accetable intrest rates and will not allow my self to be in debt again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,360	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	111%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skillful-loot	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off a few of my credit cards and help pay for my 9 year olds sons compeitive hockey expenses.?

My financial situation:
I am a good candidate for this loan because my wife and I have a fairly good income stream and have been responsible at making debt payments.

Monthly net income: $ 4564

Monthly expenses: $
??Housing: $ 1379
??Insurance: $ 65
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 400
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-gold	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
completely paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card that my soon to be ex-husband charged up

My financial situation:
I am a good candidate for this loan because i will have the ability to pay it off with no problems and will finally be able to get rid of the credit card and my soon to be ex-husband

Monthly net income: $ 2680.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 65
??Car expenses: $ 390
??Utilities: $ 75
??Phone, cable, internet: $ 215
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$402.91

Auction yield range:	17.29% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2000	Debt/Income ratio:	48%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,143	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jodir04	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2007)
Principal balance:	$442.66	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Wanting to get out of Debt FOREVER!
Purpose of loan:
We have worked very hard to get out of debt in the past 4 years.? We were going through a credit counseling agency but want to pay things off on our own without paying them a monthly fee every month just to pay our bills for us.? We would like a loan that will give us one payment and the date of it being paid off in 3 years.? This way our debt is paid off by a set deadline and we can watch our debt dissapear!!?

My financial situation:
My family has had some bumps in the past, but has recoved.? I got a substantial raise early this year and my husband will be moved up to a management position at his job within the next 30 days.? We also now own our own home and want to be on stable financial ground.? One payment for all our debt would allow that.? We have never *not* paid something.? I take my debt and bills very seriously.? I want a stable life for my family and financial stability would be a major part of that.?

Monthly net income: $?40,000

Monthly expenses: $
??Housing: $?500
??Insurance: $ 100
??Car expenses: $300
??Utilities: $?75
??Phone, cable, internet: $50
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?400 (This loan payment would replace the credit card payment.? So I wouldn't be paying $700 to the credit cards and still need to?put money towards Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$146,886	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wampum-linkage	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
prosperloanMJstart
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1981	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	30 / 25	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	50	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,273	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-creature	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payin off creditcards
Purpose of loan:
This loan will be used to?
pay-off credit card depts
My financial situation:
I am a good candidate for this loan because i will pay this loan off early
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$653.36

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,949	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-igloo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because?I pay all bills timely and I have done so for all my credit history.
I have a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.51%	Starting borrower rate/APR:	9.51% / 9.85%	Starting monthly payment:	$256.30

Auction yield range:	3.29% - 8.51%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	11%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,557	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vibrant-power	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start-up Capital
Purpose of loan:
This loan will be used to start-up a new business.?

My financial situation:
I am a good candidate for this loan because I have a full-time job that is secure and pays well already that I will continue to hold until my new business is up and running and becomes successful.? I am contributing?some of my own savings to funding the start-up costs for the business and am very vested in making this business profitable.? Given my steady income that will not be effected by the new business venture, I willl be able to pay back the loan regardless of the success of my new business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	19.29% / 21.52%	Starting monthly payment:	$920.07

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1985	Debt/Income ratio:	32%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,764	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	worldly-hope1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Loan
Purpose of loan:
This loan will be used to pay for this brilliant child's college at Cal Poly next year. He plans to major in Biomedical Engineering. He currently has a 4.0 GPA and is a very talented musician, playing drums and guitar. He excels at calculus and physics in school. Work in his father's industry is very slow, (construction) and we need to gather financial resources to help pay for college.

My financial situation:
I am a good candidate for this loan because I am?a hard working Emergency Room RN. Work in my industry is booming. I work 3 jobs to pick up the slack in?my husband's business,but I currently have?another son at CSU Chico majoring in Criminal Justice as well. I am driven to do all I can to keep them in school and help pay for their education. Will you help?fund the future of this great country?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$114.49

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1989	Debt/Income ratio:	22%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,702	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tremendous-asset5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to Eliminate Two Credit Cards
Purpose of loan:
The purpose of this loan would be to combine two of my credit cards into one monthly payment. I have been paying more than the minimum on both credit cards, but it is taking a long time. I would like to save money by having just one monthly payment and reduce the interest charges on both credit cards.

My financial situation:
I am a good candidate for this loan because I have a solid track record in paying my bills on time. I have a steady job and have been in?the computer?field for over 14 years.?I just bought my house 6 months ago and now looking forward in getting my bills in line so I can have a more comfortable life without credit cards bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1986	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	13y 4m
Amount delinquent:	$3,173	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	oak9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
to pay off my high interest credit cards
My financial situation:
I am a good candidate for this loan because my wife had lost her job and we fell behind on some bills?. I have always had great?credit and payed my bills ontime until my wife lost her job. Now things are starting to turn around for me but I need this loan to pay off some high interest bills that I had fell behind on.?I am looking for a new start to restore my good credit.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$94.97

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1999	Debt/Income ratio:	7%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,321	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	evisha	Borrower's state:	NewYork	Borrower's group:	Loans2u
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
NEW BOILER FOR HEAT

Even though this listing says "no", I own a pretty little home in New York.? Unfortunately though, my gas boiler died last week.? Long live the new one!? The death hit me cash-short so the $3,000 it cost me was charged to a credit card (and no 0% balance transfers around right now).? I thought I'd come here and see what I can do....

I am a Prosper lender and former borrower with a great credit history.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1990	Debt/Income ratio:	73%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	3y 3m
Amount delinquent:	$964	Revolving credit balance:	$30,415	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	triumphant-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loans
Purpose of loan:
This loan will be used to? Pay off a couple of High interest loans and consolidate some debt.

My financial situation:
I am a good candidate for this loan because? I have worked in the same field for 20 years.? My husband pays all?our utilities and mortgage.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $?0
??Insurance: $ 100
??Car expenses: $?350
??Utilities: $?0
??Phone, cable, internet: $?150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1985	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,851	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exchange-wizard	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay down credit card debt, incurred to assist a disabled sibling.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and I have an excellent income as a professional.? My credit does not reflect late payments or any other unpaid responsibilities--it does reflect several debt which I want to pay down within the next 12 months through this loan, bonuses and a high tax refund.

Monthly?gross income: $ 15000

Monthly expenses: $?12400
??Housing: $ 3700
??Insurance: $ 400
??Car expenses: $ 900
??Utilities: $ 800
??Phone, cable, internet: $ 300
??Food, entertainment: $ 600
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 5000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.18%	Starting borrower rate/APR:	23.18% / 25.46%	Starting monthly payment:	$77.61

Auction yield range:	8.29% - 22.18%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1975	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-elevator	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOLIDAY MONEY
Purpose of loan:
This loan will be used to? MY LOAN WILL BE USED FOR HOLIDAY SHOPPING. I NEED IT AS SOON AS POSSIBLE, LIKE NOW.

My financial situation:
I am a good candidate for this loan because? I DO PAY MY BILLS ON TIME, AND NEED THE MONEY IMMEDIATELY. THANK YOU.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$408.80

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,454	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-caballero	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in small business
Purpose of loan:?This loan will be used to invest in my landscape design business for?needed software updates to stay competitive. Specifically in the purchase of?software updates (Vector works, Renderworks, Google sketch up pro, AutoCAD LT, Bluebeam PDF and Photoshop. These updates will allow me to stay competitive in my area with other landscape design companies. As a small business owner it?s important to stay on the cutting edge to compete with and win business from big landscape companies.?My business focus is to help people reconnect with the outdoors by integrating their home, lifestyle and budget into a comprehensive professional landscape plan. From the inception my goal has been to provide sustainable landscape solutions which create unique outdoor spaces. You can visit my web site at www.tlcgardens.net or look at my profile on LinkedIn were you can see testimonials from my clients
http://www.linkedin.com/profile?viewProfile=&key=21064762&locale=en_US&trk=tab_pro.

My Outlook: I am a good candidate for this loan as I have started this landscape design business from the ground up with no startup capital. From this beginning with only three clients I have built a business with over 50 clients by word of mouth and quality work view my portfolio on www.tlcgardens.net. I have also built reputable accounts with local merchants that support my business which are all in good standing. Some examples of accounts I have with vendors, Postnet (printing,graphics,signs business services), Girl Friday rescue LLC (administrative support, invoicing, scheduling, etc) , Flatirons Survey (site surveys for landscape design), Colorado Materials (landscape supplies for installations etc). My credit rating was effected by the Advanta closing their customer accounts which affects my available credit. Unfortunately they closed all customer accounts even small businesses like mine that were current and never had a late payment. Please support small business by helping me stay competitive with the big guys.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,834	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fluffy-bunny5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grow with us!
Purpose of loan:
This loan will be used to finance the majority of our new business' operating expenses for the first six months. It will primarily include the storefront rent and other operating costs. The business will be run by my husband and his partner during the weekday, and I will contribute on the weekend.

My financial situation is solid. We do have about $10,000 debt, mostly from living while getting my Ph.D. However, my credit is good and we've never defaulted on a loan.
Monthly net income: $2750

Monthly expenses: $1600
??Housing: $970
??Insurance: $200
??Car expenses: 35$
??Utilities:$100
??Phone, cable, internet: $120
??Clothing, household expenses $150 Thanks for considering us!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$184.55

Auction yield range:	8.29% - 18.50%	Estimated loss impact:	8.43%
Lender servicing fee:	1.00%	Estimated return:	10.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2002	Debt/Income ratio:	34%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,627	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-asset-wizard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Debt Consolidation
Purpose of loan:
This loan will be used to? pay down?three credit cards with an interest rates between 16.4% to?19.99%. I own less than 40% of those credit card loans. I am on track of paying off most of my debts, and would love to make a sigle payment with one low interest. I would rather pay 'real' people the interest than an institution who doesn't care about their customer(s).

My financial situation:
Most of my debts were accumulated due to Hurricane Katrina, and job hunting. I graduated with a Master's degree last May and got my current job in July. I have a great job working in the university as a student affairs professional.

Monthly net income: $ 3,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$191.39

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1989	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,043	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	inventive-transaction7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single mom needs to pay off bills
Purpose of loan:
This loan will be used to pay off my high interest cards. As soon as the opportunity arose, these companies just hiked their interest rates. So I closed my accounts and I would like to pay them off. I would much rather pay the interest here and have it make my balances actually go DOWN, rather than pay corporations for twenty years.? I have never EVER paid a bill late, and I am not behind in any payments.

My financial situation:
I am a good candidate for this loan because I am employed full time and in addition, I have a part time job at night. I am a single mom trying to save for a house. My mother currently lives with me and helps by paying for groceries and auto insurance for both of us.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ (my mom pays this)
??Car expenses: $375
??Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $ 100-200
??Clothing, household expenses $100
??Credit cards and other loans: $ 450

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,480.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$198.12

Auction yield range:	11.29% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	19 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$34,620	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	responsible-yield9	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements, add sun room
Purpose of loan:
This loan will be used to?
My wife and I are adding on a room (Sun Room) to our primary residence.? We have a price of approx $16,300 which includes all electrical, site prep and HVAC.? We have put off this addition because of the cost but now because of a work slowdown the price we have today is considerably less than the price we were quoted of $17,900 in May of this year. ?I have taken $5K out of my pre-tax savings account and I am reluctant to take any more because of the tax implications and I have just under $6K in savings.?
My financial situation:
I am a good candidate for this loan because?
I am a Project Manager/SCA and I have been in the same line of work for almost 15 years and in my current position for a little over 8 years. I hold a BS in Business Admin, an MBA and I start work in January on my PhD in Management.I have never been late on any loans as evidenced by my credit report.The reason my credit profile reflects a high credit to credit limit ratio on credit cards is because, through no fault of my own, the credit cards have consistently increased my interest rate and decreased my credit limit over the past 6-8 months.If you look at the high credit column and compare my balances to that you can see that if my credit limits had not been arbitrarily lowered I would be closer to 40% of my credit to credit limit.I have tried to negotiate with the credit card companies but with no success so I had no choice but to stop using them all together.Regardless of what the credit score and the prosper rating is you can easily look at the overall credit picture and see that this loan is of very little risk.The credit card debt that I have can be attributed to Hurricane Katrina in which we were under insured and lost one of our rental properties completely and ended up selling another for less than the amount of equity we had in it.I can gladly provide whatever documents are required and I will be very happy to discuss the matter or answer questions about the potential loan and I look forward to a mutually beneficial transaction.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1992	Debt/Income ratio:	11%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,632	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	penny-fort	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mortgage payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1976	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	2	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-meteor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
I'm going to pay off my three credit cards.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time, But I would rather pay them all off, and then just have one payment to worry about.

Monthly net income: $
3,500
Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 40
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	38%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$29,188	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	green-towering-deal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off some credit cards with small credit lines, pay off one of my personal loans and pay down some other personal loans.

My financial situation:
I am a good candidate for this loan because?
If you look at my payment history on all three credit reports, I have never missed a payment. The only bad mark on my credit report is a medical bill, that went to a collection agency. I settled that medical bill and I have a copy of the receipt. I am just waiting for the creditor to report that the bill has been paid. I wrote a letter to the credit companies to let them know.

Monthly net income: $
between $3,200 & $3,400 Dollars

Monthly expenses: $
??Housing: $ 0.00 - Live In Parents House
??Insurance: $115.00 - Car Insurance
??Car expenses: $513.00
??Utilities: $ 250
??Phone, cable, internet: $ Cell Phone Bill Paid By My Company
??Food, entertainment: $ 150
??Clothing, household expenses $?70.00
??Credit cards and other loans: $ 1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	4.29% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	20%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 19	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$35,432	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aridon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$2,500.81	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Part Time MBA Student
Purpose of loan:
This loan will be used for tuition to complete?my MBA from San Jose State University. Tuition rates unexpectedly increased and tuition is now due much earlier than before. I am attending part time while working. I expect my salary will increase with an MBA and I expect to repay this loan early (in less than 2 years). When I finish school and go back to working full time, I expect to earn $90k or more at the same company I work for now. Yes, even in this economy. I have 10 years experience in what I do.

My financial situation:
I am a good candidate for this loan because I have excellent credit score and a?low debt to income ratio. I have significant?assets such as stock, 401k, and a two fully paid-off cars (combined worth about $40k). My portion of the rent is less than $850 / month and other living expenses are relatively low. I do carry some revolving debt on credit cards, most of it is?at promotional rates around 5% until paid in full (too bad they don't offer these anymore). I have no problem with regular expenses, but tuition has increased?more than what I had planned for. The school and?government loan programs exclude me because I am working and make too much for assistance. I have had a prosper loan in the past and was very happy with it, I always paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1997	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	13y 9m
Amount delinquent:	$111	Revolving credit balance:	$43,647	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	a-worth-gadget	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical Bills
Purpose of loan:
This loan will be used to? Pay off excessive medical bills

My financial situation:
I am a good candidate for this loan because? I have been employed for 13years at the same employer.? I pay all of my bills on time.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1323.00????
??Insurance: $ included
??Car expenses: $ 420.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$42,145	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ckane123	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	780-799 (Feb-2008)
Principal balance:	$3,327.30	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to pay down credit card debt.

My financial situation:
I am a good candidate for this loan because I have a near-perfect credit score and have never been late paying a bill, ever. I'm the sole provider of a family of five in an extremely desired profession (one of US News and World Report's Top 10 careers).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	22%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-excellent-listing	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Updating the homestead"
Purpose of loan:
This loan will be used to?do some much needed home improvement to our wonderful home. This would include updating the bathrooms, having an electrician install a few more modern light fixtures, and painting the entire home inside and out.I always shop for the very best deals and would be able to get the most for the money. I also try and do all of the work myself.

My financial situation:
I am a good candidate for this loan because?Because I am a stable individual with a good stable job and happy at where I am in life and where I live. I recently refinanced at a great 4.5% rate and I am certain that I will spend the rest of my life in this wonderful home with my lovely wife. It just needs some tender loving care to update it.??I would also love for some individual to get interest off this loan. When I initally started to set up a loan on this site, it listed me as HR. I have to disagree. The only issue I have ever had?is back in 2003, my spouse and I had to declare Chapter 13 Bankruptcy. However, we were Never late before we filed. The reason we had to file was I took a job out of state and my spouse could not find any job whatsoever for almost a year in this new state. It came down to surviving and we do not regret our decision. We also completed all the requirements of the trustee and it was discharged. In fact, it falls off our credit report next April. With regard to something currently being listed as now being deliquent,? that is totally false and I do not know what credit report has such inaccurate data but I will find out and have it removed. Lastly, with regard to the number of inquires, I shopped around for cheaper homeowner's insurance and they all asked for my ssn.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.25%	Starting borrower rate/APR:	11.25% / 13.37%	Starting monthly payment:	$131.43

Auction yield range:	4.29% - 10.25%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1989	Debt/Income ratio:	19%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,050	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Sadie-Bug	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off a credit card that was unilaterally adjusted to an unreasonable rate.

My financial situation:
I am a good candidate for this loan because I have?had the same employer (Sprint Nextel) for twelve years.? My income is secure and my expenses are low relative to my income.? I would be happy to answer any questions?or provide further details.? Personal references are available.?

Monthly net income: $5,900

Monthly expenses: $
??Housing: $ 1160
??Insurance: $ 115
? Car expenses: $ 100 (Fuel Only, Car is?Paid Off)
??Utilities: $ 0 (Included In Housing)
??Phone, cable, internet: $ 35
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1055
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2005	Debt/Income ratio:	23%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$82	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspired-rupee2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for a wedding
Purpose of loan:
This loan will be used to pay for the remainder of my wedding in just a few months!!!

My financial situation:
I am a good candidate for this loan because I do NOT let myself miss payments on anything. I?will work overtime if needed to make sure ALL payments are made. My job/career is very stable. I never took out a loan or borrowed money from someone if I knew I couldn't afford it. I would say that I am a NO RISK borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1992	Debt/Income ratio:	10%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,878	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mukut	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2009) 720-739 (Jul-2008)
Principal balance:	$7,153.78	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
home improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,146	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ziggie	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Replacing the family car
Purpose of loan:
This loan will be used to replace the family car, which just died a terrible death.? While I have some money saved, the type of car that I can purchase with what I have is not good for toting my kids around town.

My financial situation:
I am a good candidate for this loan because I am good with money. I had a few problems in the past which dinged my credit, but I always make payments on time, am seldom, if ever late, and know how to handle the flow of money through my household.?

Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,817	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generosity-accelerator2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college.
Purpose of loan:
This loan will be used to?Pay for this semester.

My financial situation:I am unemployed currently, however my fiance (an environmental engineer) covers the bulk of our expenses and I am receiving unemployment.
I am a good candidate for this loan because?I am a responsible borrower and I pay my bills on time, if not early.

Monthly net income: $ 1810/month

Monthly expenses: $
??Housing: $0
??Insurance: $102
??Car expenses: $310
??Utilities: $0
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$87.02

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,013	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-benjamins-recruiter	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off my debt so i can free up some money

My financial situation:
I am a good candidate for this loan because im its not a big amount of money, and i can definitely pay back the loan fast.

Monthly net income: $ 1416

Monthly expenses: $
??Housing: $
??Insurance: $ 95????
??Car expenses: $ 203
??Utilities: $
??Phone, cable, internet: $ 83
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1990	Debt/Income ratio:	26%
Credit score:	600-619 (Oct-2009)	Current / open credit lines:	22 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,518	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	drakprod	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-639 (Sep-2007)
Principal balance:	$1,684.52	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Credit Card Consolidation
Purpose of loan:
Looking to consolidate high interest credit cards with 26% interest or greater to a lower interest rate.

My financial situation:
I am currently in a stable job with individual income of $101,000.

Monthly net income: $5800

Monthly Expenses:? $3500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1989	Debt/Income ratio:	52%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$27,402	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	elated-velocity4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debts
Purpose of loan:
This loan will be used to help me catch up with my financial obligations (credit cards, loans, mortgage).

My financial situation:
I am a good candidate for this loan because I am very responsible with my financial obligations. This year has been tough since two of my children's chronic conditions got worse over the summer and put a strain on my family's financial budget. I have been juggling payments and even have requests out there to modify the two installments I took out. I need to be able to "catch up" so I can prevent any damage to my credit rating.

Monthly net income: $ 3976.18

Monthly expenses: $ 4736.93
??Housing: $ 1000.93
??Insurance: $ 261.00
??Car expenses: $ 820.00?
??Utilities: $ 230.00
??Phone, cable, internet: $ 125.00?
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.29%	Starting borrower rate/APR:	9.29% / 11.39%	Starting monthly payment:	$638.70

Auction yield range:	8.29% - 8.29%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,391	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gallant-rate	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dynamic Small Business
Purpose of loan:
This loan will be used to? provide working capital for a successful real estate development company looking to expand revenue generating opportunities in the present market.

My financial situation:
I am a good candidate for this loan because?my company has stable present revenues and superior experience in the local market and is poised to be able to deploy capital for expansion with substantial success.? My company has stable development and real estate operations income as well as operations capital in hand and will deploy additional capital for revenue generating opportunities which will ensure timely payback as well as mitigate risk.? I operate a forward thinking company which is not burdened by existing operational challenges but is poised to take advantage of opportunities that are present in the current economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1984	Debt/Income ratio:	10%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,572	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	TroveItInc	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
M.D.s Wife to Buy Investment Proper
Purpose of loan:
I purchase and regentrify bargain real estate for middle income families.? Currently, I own several mortgage-free homes, which I can give you references on.? The most recent was purchased for $125,100.00 CASH.? I have one on the market, one that can be placed on the market, and the most recent I am remodeling for my family.

PROPERTY DESCRIPTION:? 3 BR/1BA, 1264 square feet, brick/vinyl siding.? The garage was enclosed, and it can and would be made into a 4 bedroom.? I would convert the enclosed garage to a masterbedroom with a walk-in closet and masterbath.? Asking price is $32,400.00 OR LESS.? aSSESSED OVER $70k.
REPAIRS:? I should be able to have the repairs completed within two weeks which should cost no more than $5,0000.00? I have persons that work inexpensively.
FINANCING:? I have money for the difference and the anticipated and any unforeseen repairs.? Closing Costs are minimal for cash buyers.

My financial situation:

I am a good candidate for this loan because? I am the DEBT-FREE wife of a well-established, DEBT-FREE?physician in Arkansas.? We pay off all credit cards each month.? We have several mortgage-free homes, two on the Foxwood Golf Course in Jacksonville.? One is being?leased out.? We also own other debt-free real estate, and his?own medical?practice as well.????

Also, I own an upcoming website called:? www.BadBonds.com.

CURRENT MORTGAGE-FREE INVESTMENT PROPERTIES:
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1754798&rn
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1643345&rn=50&pi=3&ref=search
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1829150&rn=49&pi=3&ref=search
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1615144&rn=48&pi=3&ref=search (Marital Property)

*** THESE PROPERTIES ARE MORTGAGE-FREE AND DO NOT INCLUDE OUR CURRENT RESIDENCE, OUR RENTAL NEXT DOOR, THE CLINIC, OR ANOTHER HOUSE ACROSS TOWN. ***

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$247.56

Auction yield range:	11.29% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$25,384	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worthy-principal3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1978	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,671	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	6
Screen name:	TryItNow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 600-619 (Mar-2008)
Principal balance:	$839.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Re-building credit
Purpose of loan:
This loan will be used to? pay off high interest credit cards and continue to build my credit history
My financial situation:
I am a good candidate for this loan because? Despite past problems I have been rebuilding my credit for the last?4 1/2?years and all accounts are current and in good standing.? The inquiries are from trying to obtain this loan on the open market.? As you can see by my credit score I have paid on time and have increased my score steadily over the past year.? This is an opportunity for me to upgrade my?credit and to add to my credit history, I have been paying on my current Prosper loan for over a year with no problems and always on time.?

Monthly net income: $ 3475

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 69
??Car expenses: $?650
??Utilities: $
??Phone, cable, internet: $ 50
??Food, entertainment: $ 275
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$333.53

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2001	Debt/Income ratio:	44%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,179	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genuine-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to payoff my credit cards.?

My financial situation:
I am a good candidate for this loan because I have a stable job. I've been working with this company for almost two years, prior to that I worked for the same company for 5 years. I'm very responsible with my bills, always pay everything on time or early. The two mortgages on my credit are not my responsibility to pay. My ex-husband kept the house after our divorce. I have documentation to back up his responsibility to pay those items. I have not been able to remove that from my credit because due to the financial situation, my ex-husband?has not been able to?refinance the property. The reason I am requesting the funds is because I had a minor surgery done, my insurance did not cover it all and the hospital offered me a 30% discount if I made the entire payment at once. I was trying to save?some money and charged the bill to my credit cards. In addtion, I just went back to school for my masters degree and after I had already received my financial aid, the bank dropped the aid because I am only taking one class at a time. I became responsible for paying my tuition for the semester and had to charge it on my credit card. I am not financially irresponsible, unfortunatelly some things happened and I just need help to get myself in shape. I am willing to make payments twice a month as I receive my paychecks and once my income tax refund comes in, I also plan on paying a significant portion down. I've been paying $800 on credit cards/ month, but the high interest rates don't help me with catching up.

Monthly net income: $3200

Monthly expenses: $
??Housing: $362?
??Insurance: $119
??Car expenses: $ 439
??Utilities: $55
??Phone, cable, internet: $237
??Food, entertainment: $350
??Clothing, household expenses $250
??Credit cards and other loans: $800
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$304.74

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$48,548	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stylish-note9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card pay back
Purpose of loan:
I Chase credit card upped the interest rate to around 30%, which is about 375/month. I want to use the prosper loan pay off more of the principal and less to the credit card company.

My financial situation:
I currently am a chef, I graduated from Johnson and Wales University with a degree in Culinary Arts and Management. I've been working steadily after graduation up until last year. Last year i had a family situation that required my full attention. I still live with my father, who is subsidizing me for my expenses.

Expenses:
Auto339Cell phone:61Food:100Student Loans:200Credit Card:400
I eat at home, and have minimized my expenses for the past year. I'm wrapping things up right now and am going to start working within the next couple of months. After Chase almost tripled my rate from 12% to 29.99% i tried to apply for a lower rate, but they would not take an untraditional explanation to how i am paying for my expenses as a good enough reason. Please help me lower my credit card interest.
There are two items on the prosper summary that are inaccurate. First the bank card utilization is heavily skewed. I have three credit cards. Two of which are at 0 utilization; and the chase card has 8160/11,000. For some reason the Chase card is showing up under the amount owed but not the amount available. The correct info is:

Total usage: Chase 8,160; BoA - 0; Capitol One - 0 = 8,160
Total available: Chase 11,000; BoA - 1,800; Capitol One - 500 = 13,300
Which gives me a card utilization of 61.35%

Also the revolving credit amount, incorporates a two car loans; One for myself ~17,000 (payments included in my expenses); and another car loan i helped a friend co-sign for ~16,000. They are making all the payments and we are in the process of putting the car and loan under her name (within a month).

Adding up these two loans and the credit card usage (17,000+16,000+8,160) = 41,160, which is where this number comes from. So to get an accurate idea of what it should/will be we take out the other car loan, and we get: 25,160. The other 7,000 is my student loans, which I've almost paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.02%	Starting borrower rate/APR:	14.02% / 16.18%	Starting monthly payment:	$160.68

Auction yield range:	4.29% - 13.02%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	71%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1986	Debt/Income ratio:	27%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	17y 3m
Amount delinquent:	$1,268	Revolving credit balance:	$12,440	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rate-cell	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off couple of bills
Purpose of loan:
This loan will be used to?
Pay off a couple of bills and to help us get back on our feet.????
My financial situation:
I am a good candidate for this loan because? because I work full time and I do pay my bills.? We have fallen behind due to helping out our children on a couple of different things and this money would just help us through the holidays.

Monthly net income: $ 4,751.88

Monthly expenses: $
??Housing: $ 1000.00????
??Insurance: $ 500
??Car expenses: $ 480
??Utilities: $ 170
??Phone, cable, internet: $86
??Food, entertainment: $ 150
??Clothing, household expenses $125
??Credit cards and other loans: $1012
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,868	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Money-Tree	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical College EXpansion
Purpose of loan:
This loan will be used to help expand program offerings at California Medical College.
California Medical College is a Physician owned college. We offer Fast, Affordable, Health
Care training programs. Students are able to?earn up to?4?National?Certificated after only
6 months of hands on classroom and clinical training. Our certifications are in high demand with the current state of the ecconomy as well as the demand for Allied Health Care training.
We are planing on starting a new Insurance and Coding and Pharmacy program in 2010 as well as starting several online programs. More detailed information is available at
www.CMCsandiego.com

My financial situation:
I am a good candidate for this loan because? The College after only 7 months in operations is generating positive cash flow. We have also recently been approved for California State EDD funds. We are currently growing at a rate of over 15% per month and our expenses have remained constant. Our referal base has dramicaly increased. Based on current projections our Revenues will double in 2009. We have never been late on any payments and never will be.This loan will only be used for expansion of the college.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$162.69

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1975	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$226	Occupation:	Professional
Public records last 12m / 10y:	2/ 5	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-truth-beast	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?complete paying off credit cards?

My financial situation:
I am a good candidate for this loan because?I have paid by debts down over 90% over the last 3 years and trying to?reestablish my credit to the high rating that I enjoyed for 25 plus years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.77%	Starting monthly payment:	$49.31

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2008	Debt/Income ratio:	4%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$397	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-wampum-breeze	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.32%	Starting borrower rate/APR:	28.32% / 30.67%	Starting monthly payment:	$145.38

Auction yield range:	14.29% - 27.32%	Estimated loss impact:	15.25%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	18%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 8m
Amount delinquent:	$0	Revolving credit balance:	$50,758	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	motobret	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Van
Purpose of loan:
This loan will be used to purchase 1999 Chevy Astro AWD Van

My financial situation:
I am a good candidate for this loan because even though i have a low credit score, I am always able to make payments on time & have reliable income

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $? 1800 ????
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1996	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	5y 11m
Amount delinquent:	$11,571	Revolving credit balance:	$0	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	4
Screen name:	red-inspired-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
settleandfix
Purpose of loan:
This loan will be used to?take advantage of a settlement offer on a 1999 Dodge, the finance company is willing to?settle for 20 cents on the dollar.? This would constitute a huge improvement on my credit score allowing?me to move closer to the realization of purchasing my first home.??

My financial situation:
I am a good candidate for this loan because?after paying all my normal monthly debts and expenses, I still have a reasonable disposable income left over.? I have also become very concious of my creditworthyness and electronic reputation over the past few years as will be?reflected in a review of my credit report.? I know I have a few negitive items, the worst one being a voluntary repo of a1999 Dodge, but?I was so far upside down in it, I felt I had no other option.? This loan will allow me to settle that particular account thus improving my credit rating and allow me to move forward in a plan to purchase my first home.??

Monthly net income: $ 3500.00 base

Monthly expenses: $
??Housing: $ 697.79
??Insurance: $134.00?auto ins.
??Car expenses: $ 392.75 car 1 -?$ 303.13 car 2
??Utilities: $430.00?
??Phone, cable, internet: $220.00
??Food, entertainment: $ 410.00
??Clothing, household expenses $70.00
??Credit cards and other loans: $295.00
??Other expenses: $335.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.79%	Starting borrower rate/APR:	24.79% / 27.09%	Starting monthly payment:	$237.89

Auction yield range:	8.29% - 23.79%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	31%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,561	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-apple	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:
This loan will be used to? paying off my credit card

My financial situation:
I am a good candidate for this loan because?i will? monthly paymants in date,never late payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1983	Debt/Income ratio:	35%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	2y 3m
Amount delinquent:	$289	Revolving credit balance:	$20,687	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	utopia6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!!
Purpose of loan:
This loan will be used to? pay off all of my credit cards so I will be able to start saving for a down payment for a house.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and pay more than the minimum required amounts.? I even pay more on my car note every month to help increase my score so I am very aware of what staying on top of your finances can do for you.? I would just like to get out of debt as much as possible and be able to save my money for future plans.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0 I live at home
??Insurance: $ 400 every 6 months
??Car expenses: $ 387
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$275.94

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,235	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	greenback-sensor	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for Engagement Ring
Purpose of loan:
This loan will be used to buy an engagement ring.

My financial situation:
I am a good candidate for this loan because I am working for my fathers CPA firm, which is expanding services to generate more income.

Monthly net income: $ 2600 Base plus bonus.

Monthly expenses: $
??Housing: $ 600
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$105.73

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1974	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	33y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,080	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	balance-sequoia	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs & Christmas gifts
Purpose of loan:
This loan will be used to? repair my 1999 Pontiac Grand Am the needs some engine repair work and to pay down some credit card debt.

My financial situation:
I am a good candidate for this loan because? I've had a steady job at the same employer for over 33 years. My credit score should be pretty average with a few minor imperfections. I pay all my debts and have never filed bankruptcy.

Monthly net income: $ 2232.00

Monthly expenses: $ 1988.00
??Housing: $ 0
??Insurance: $ 248.00
??Car expenses: $ 110.00 ????
??Utilities: $ 265.00 ???? ???? ????
??Phone, cable, internet: $ 155.00 ??? ??
??Food, entertainment: $ 175.00
??Clothing, household expenses $ 200.00 ????
??Credit cards and other loans: $ 625.00
??Other expenses: $ 210.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1995	Debt/Income ratio:	33%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Golfer65	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 94% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 6% )	680-699 (Sep-2009) 640-659 (Nov-2007) 700-719 (Jan-2007) 700-719 (Oct-2006)
Principal balance:	$965.84	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Kings Hwy Bar & Grill
The purpose of this loan is to open a family owned & operated Bar & Grill in Myrtle Beach, SC. Loan will be used to do some simple renovations to current bar & restaurant, and purchase needed supplies & inventory. Also I currently hold a SC off premise beer/wine license for our mini mart, (financed through Prosper) and will need to obtain an on premise liquor license.

Currently I am the owner of Beachside Grocery (formally Whispering Surf Mini-Mart), and hold the position of General Manager of our family owned and operated Holiday South Motel, also in Myrtle Beach.

I am a good candidate for this loan because I am in good standing with my first Prosper loan of $10,000 (current balance of $960) which is scheduled to be fulfilled in January 2010. My credit score is around 700, I?m told my credit is weak due to not carrying enough credit. I am confident in the success of this venture. The Bar & Grill is in a great location off of one of Myrtle Beach?s busiest highways, with a population of approximately 15,000 within a 5 mile radius. The restaurant will do a good breakfast & lunch business catering to the many local businesses in the area. We will also carry an extensive dinner menu available to the bar in the evenings..
Thank you for taking the time to review my listing. And I thank you in advance for having the confidence in me to bid on my listing.

Monthly net income $3200
Monthly expenses:
Housing $800
Insurance $75
Car Expenses $160 fuel & maintenance
Utilities $175.00
Cable ,Phone ,internet $200
Food & entertainment $300
Clothing , household expenses $75
Credit Cards & loans -Prosper $327 (last payment due January 2010)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,950.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$178.68

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$1,813	Revolving credit balance:	$1,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CAdaninNV	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BYE BYE to old debt....
Purpose of loan:
I will be paying off some old debts including credit cards.?I want to pay off credit cards and cancel my credit accounts for good!!!

My financial situation:
I have a stable job with a great company.??

Please take notice that my average credit score is 700. Prosper for some reason has me as a high risk... The only thing on my credit credit that is making me a high risk are 1,800 in medical bills from almost 5 years ago that should have been paid by my old medical insurance company. But you?will see from my numbers above?that I am not a high risk investment.

Monthly net income: $3725

Monthly expenses: $2515
??Housing: $700
??Insurance: $90
??Car expenses: $ 650
??Utilities: $125?
??Phone, cable, internet: $75
??Food, entertainment: $ 400
??Clothing, household expenses $150
??Credit cards and other loans: $75
??Other expenses: $250

If you have any questions at all please feel free to ask me anything and I will gladly reply in record time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.29%	Starting monthly payment:	$49.64

Auction yield range:	8.29% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	38%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,824	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kristy0382	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Jul-2008)
Principal balance:	$1,307.83	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off Citifinancial Loan
Purpose of loan:
After receiving some very good advice on this site, I have decided to relist my loan?for a lower amount. I originally wanted to pay off my Prosper, Lendmark, and Citifinancial loans with a $4,500 loan but after?reading the advice of lenders here, I?realize that the best way to go about getting rid of all of my debt would be to pay off the Citifinancial one?now and continue paying the prosper and Lendmark ones as I have been (they only have 1.5 years left on them).??

So,
This loan will be used to pay off my Citifinancial loan which currently has a balance of $1,200 @ 34% interest. The current payment on this loan is $125/month.

My financial situation:
I am a good candidate for this loan because I have a steady income and have learned the hard way to always pay my bills on time. I made some stupid/immature mistakes with my credit in the past but have been steadily improving it since I graduated college (2005)....it is a loooong grueling process :) My credit has improved a lot since my last listing and I hope it continues to do so.

Monthly net income: $ 2000

Monthly expenses: $1325
??Housing: $0 (parents pay?this)
??Insurance: $75?
??Car expenses: $200
??Utilities: $150
??Phone, cable, internet: $100?
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $150 (gas, groceries, etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.67%	Starting borrower rate/APR:	25.67% / 27.99%	Starting monthly payment:	$200.58

Auction yield range:	8.29% - 24.67%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 1m
Amount delinquent:	$1	Revolving credit balance:	$2,346	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	delectable-trade3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
build my business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	42%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,449	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	radiant-transaction	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"loan for A mac toolbox in mint con
Purpose of loan:
This loan will be used to? buy A toolbox for my job,It is A like new but used box that costs $16,000.00 new.I am getting it for $7,500.00 but I have the rest in cash I only need what I am asking.

My financial situation:
I am a good candidate for this loan because?I?know that having good credit is A must in this world today,and I worked very hard to build my credit(even through times when money was tight.I dont depend on it but I make around $20,000.00 cash?A year working on the side.getting this box will allow me to expand that.I know my debt to income is tight right now but I have been very good about paying on time in the past and will continue to do so,my cash work helps A lot.THANK YOU.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2005	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$66	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worldly-euro	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds For Contracts
Purpose of loan:
This loan will be used to fund contracts for a separate business project outside of work. I am currently employed at Orbis Architects. I have 4 Separate contracts all totaling over $7,000 each which will be stipend after completion. The materials needed for these contracts will be obtained by funds granted here. Thank you for your time and consideration. Feel free to ask Al questions necessary

My financial situation:
I am a good candidate for this loan because I have and have maintained great credit ratings as well as have a low debt to income ratio. I have several Monies lined up to pay back this loan and have the great ratings to prove my creditworthiness..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	11.29% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1983	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$123,712	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tourguide	Borrower's state:	NorthCarolina	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	700-719 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008) 700-719 (Nov-2006)
Principal balance:	$7,073.10	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
My Daughter's Wedding
This is my 2nd child getting married in less than 5 months time. The wedding is 3 weeks away. I need some help paying for this one,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	11.29% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	23%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,127	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	creative-integrity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Don't lose your Family Pet!
Purpose of loan:
This loan will be used to start a business that will help families with pets.? I can't imagine having a chip put in my pet!? The alternative is a tag with an ID and a database to track down your pet!? It is low cost for the family and is good for a lifetime.? I have the opportunity to buy a distributorship.

My financial situation:
I am a good candidate for this loan because I am passionate about this product, pets and I think it will be a fabulous Christmas idea/gift.? I think it a great business opportunity for me personally.? I have 5 dogs, am a member of all the groups, but think this would be the best way to help out a lot more animals!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 10.69%	Starting monthly payment:	$221.30

Auction yield range:	4.29% - 7.60%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	11%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,122	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-bluebird	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosolidate high rate balances
Purpose of loan:
This loan will be used to consolidate high rate CC balances to allow myslef to pay them off on scheduled payments.? The rate is near 30% on a close to $10,000 balance now and keeps climbing due to the high rate.

My financial situation:
I am a good candidate for this loan because I have a steady job and have just been putting ioff paying for this one CC over the years because at one point it was at 0% interest.? I understand that 0% is no longer as available as it once was and would like to get a reasonable rate of interest somewhere around 8%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1988	Debt/Income ratio:	14%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$376,960	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-unique-diversification	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting to bonus time
Purpose of loan:
This loan will be used to?get me to bonus time?

My financial situation:
I am a good candidate for this loan because I receive 75% of my income in March as that is when my bonus is paid.?

Monthly net income: $30,000

Monthly expenses: $ 10,000
??Housing: $4000
??Insurance: $2000
??Car expenses: $1000
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	7%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	54	Length of status:	7y 7m
Amount delinquent:	$1,796	Revolving credit balance:	$1,144	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rchase14	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	40 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,200.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007) 640-659 (Nov-2007) 640-659 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Car repairs needed ASAP
Purpose of loan: This loan will be used to?

Thank you Prosper community!!!?

?I have successfully paid off two loans in the past. This new loan will be used for car repairs. I need 4 new tires (2 needed ASAP). My car also needs a complete tune up as its been a long time since its had one. I am estimating that the cost will be around $800-900 but I am requesting at least $1,200 for a "just-in-case" buffer zone.

My financial situation: I am a good candidate for this loan because? I have average credit and work history for the last?7 years with the same company. Since I used two previous Prosper loans to help pay off debt, I have more monthly income available even with my wife no longer working and purchasing a home recently! Its awesome!

Monthly net income: $2,800 (after taxes)

Monthly expenses: $2,172
mortage: $717
Utilities: $ 225
car payment: none (car needing repairs is paid off)
car insurance: $155
phone, cable, internet: $240.00
credit card payments:$185.00 per month (2 different cards used for emergencies only, paying on time)
gas: $250 (monthly est)
groceries & lunch money: $400

money left over: $628

Any money from the $1,200 that is not used for car repairs will be used to help continue paying down debt.

Your help is greatly appreciated!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1986	Debt/Income ratio:	46%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$167,868	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	healthy-cash5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Current Debt Consolidation
Purpose of loan:
This loan will be used to make payments for my mortgage, auto and other bills for the month.

My financial situation:
I am a good candidate for this loan because I?am a good person a,d have always made payments for bills on time.?

Monthly net income: $ 3528????

Monthly expenses: $
??Housing: $ 2025????
??Insurance: $ 260
??Car expenses: $ 360
??Utilities: $110
??Phone, cable, internet: $ 125????
??Food, entertainment: $ 400
??Clothing, household expenses $50
??Credit cards and other loans: $700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 31.45%	Starting monthly payment:	$41.09

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1987	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,313	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unabashed-vigilance	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Have Dental Work Done
Purpose of loan:
This loan will be used to?Dental Work

My financial situation:Fair
I am a good candidate for this loan because?I keep my bills paid on time

Monthly net income: $ 1,300

Monthly expenses: $
??Housing: $250
??Insurance: $insurance is paid with house payment
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	3%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	31y 10m
Amount delinquent:	$1,259	Revolving credit balance:	$236,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mogel007	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 680-699 (Aug-2008) 640-659 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Good As Gold
Purpose of loan:
This loan will be used to? Consolidate Debt into one monthly payment? and pay off high interest credit cards.? MY MAIN CONSIDERATION IN GETTING THIS LOAN IS TO INCREASE MY CREDIT SCORES SINCE I HAVE HAD NO NEW CREDIT POSTED ON MY CREDIT REPORTS? IN THE LAST 12 MONTHS & BY GETTING NEW CREDIT & PAYING IT OFF TIMELY, THIS WILL INCREASE MY CREDIT SCORES. 10% OF A PERSONS SCORE IS BASED UPON NEW CREDIT, HOWEVER, I CAN GET SOME OTHER POINTS TOO BY PAYING THIS BILL OFF TIMELY & ALSO PAYING OFF MY CREDIT CARDS THUS HELPING MY DEBT RATIOS ON SEVERAL SMALL CREDIT CARD ACCOUNTS.?

My financial situation:
I am a good candidate for this loan because?? I have paid off a prosper loan already of $5,000.? A year ago my FICO credit scores were 726, 726, & 725. I am very consciencious about paying my bills on time. My income is $9,000/month working for Choice Properties where I have been employed for over 25 years as Vice President. As far as any delinquencies, there is a hospital bill of $359.00 that I paid off before it went to collections, but the credit bureau won't change their mistake.
Also, I got 30 days delinquent on a home equity loan where the payment is? $900/month, so with the two? accounts this totals the the delinquency on record of $1,259.00.? Other than that all my accounts are paid on time and paid as agreed.? What is hurting my credit score are? excessive inquiries, and this 30 day recent late I mentioned due to an oversight on my part and high debt ratios on unsecured credit cards. I have one home equity line of credit of $92,273, another home equity line of credit of $136,000, and a 1st mortgage of $114,000 on 3 different homes.? These payments total $2,263/month.? I have? a home depot credit card of $3500 owed with a payment of $100.00/month ? and several credit cards with? $3500 owed I want to pay off. ? My net income is $5,862.00/month after paying all? bills, so there is plenty of money to make a monthly payment to Prosper. ?
Monthly expenses: $
??Housing: $ 2,263.00
??Insurance: $?50.00
??Car expenses: $ 50.00
??Utilities: $?250.00
??Phone, cable, internet: $50.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $180.00
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2000	Debt/Income ratio:	5%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,133	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-cell	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses
Purpose of loan:
This loan will be used to move closer to my parents.? My father?recently had back surgery and he, like?a lot of other people in MI, he is unemployed.? I have a very secure job and I am going to help with the medical expenses.? I currently live in the city, where rent is very expensive, but I am going to move to the outskirts of town where rent will be less per month.? I am just looking for some help to cover my moving expenses and the initial apartment rental fees.

My financial situation:
I am a good candidate for this loan because I have not been late on any payments in over 8 years.? I have a secure job and there is no threat of me becoming unemployed.? My credit score is 710 and continues to rise.

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $ 585
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 45
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2004	Debt/Income ratio:	583%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	5y 8m
Amount delinquent:	$1,423	Revolving credit balance:	$4,382	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-buffalo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Porch and Cattle Fence
Purpose of loan:
This loan will be used to finish our wrap around porch and to also help repair our fence. We just recently seperated our cow and calf and the side pasture we have the calf in, the fence needs a little work to

My financial situation:
I am a good candidate for this loan because as my credit report states I make all my payments on time. I feel that when you borrow it should be give back ASAP. My husband and I will be paying back this loan, it did not ask for his information. We are very loyal to the companies that lend us money. As this year has proved very tough for everyone we have still tried to stay in good standings with everybody.

Monthly net income: $ 1600 + my husbands $2880

Monthly expenses: $
??Housing: $ 981.00
??Insurance: $ 151.64
??Car expenses: $ 928
??Utilities: $ 150.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.